Exhibit 10.6

SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.5
NAME
Damon J. Audia
Judith L. Bacchus
Peter A. Dragich
Jan Kees van Gaalen
Michelle Keating
Ronald L. Port
Carlonda R. Reilly
Christopher Rossi
Patrick S. Watson